Exhibit 99.1

Pfizer and Allergan to Combine

•	Creates a new global biopharmaceutical leader with best-in-class innovative and established businesses

•	Enhances revenue and earnings growth profile of innovative and established businesses

•	Broadens innovative pipeline with more than 100 combined mid-to-late stage programs in development

•	Transaction expected to close in the second half of 2016

•	Expected to be neutral to Pfizer’s Adjusted Diluted EPS[1] in 2017, accretive beginning in calendar year 2018 and more than 10% accretive in 2019 with high-teens percentage accretion in 2020[2]

•	Expect combined Operating Cash Flow in excess of $25 Billion beginning in 2018

•	Increased financial flexibility facilitates continued investment in the United States

•	Preserves opportunity for a potential future separation of innovative and established businesses

New York and Dublin: Pfizer Inc. (NYSE: PFE) and Allergan plc (NYSE: AGN) today announced that their boards of directors have unanimously approved, and the companies have entered into, a definitive merger agreement under which Pfizer, a global innovative biopharmaceutical company, will combine with Allergan, a global pharmaceutical company and a leader in a new industry model – Growth Pharma, in a stock transaction currently valued at $363.63 per Allergan share, for a total enterprise value of approximately $160 billion, based on the closing price of Pfizer common stock of $32.18 on November 20, 2015. The transaction represents more than a 30 percent premium based on Pfizer’s and Allergan’s unaffected share prices as of October 28, 2015. Allergan shareholders will receive 11.3 shares of the combined company for each of their Allergan shares, and Pfizer stockholders will receive one share of the combined company for each of their Pfizer shares.

“The proposed combination of Pfizer and Allergan will create a leading global pharmaceutical company with the strength to research, discover and deliver more medicines and therapies to more people around the world,” stated Ian Read, Chairman and Chief Executive Officer, Pfizer. “Allergan’s businesses align with and enhance Pfizer’s businesses, creating best-in-class, sustainable, innovative and established businesses that are poised for growth. Through this combination, Pfizer will have greater financial flexibility that will facilitate our continued discovery and development of new innovative medicines for patients, direct return of capital to shareholders, and continued investment in the United States, while also enabling our pursuit of business development opportunities on a more competitive footing within our industry.”

“The combination of Allergan and Pfizer is a highly strategic, value-enhancing transaction that brings together two biopharma powerhouses to change lives for the better,” said Brent Saunders, Chief Executive Officer, Allergan. “This bold action is the next chapter in the successful transformation of Allergan allowing us to operate with greater resources at a much bigger scale. Joining forces with Pfizer matches our leading products in seven high growth therapeutic areas and our robust R&D pipeline with Pfizer’s leading innovative and established businesses, vast global footprint and strength in discovery and development research to create a new biopharma leader.”

Under the terms of the proposed transaction, the businesses of Pfizer and Allergan will be combined under Allergan plc, which will be renamed “Pfizer plc.” The companies expect that shares of the combined company will be listed on the New York Stock Exchange and trade under the “PFE” ticker. Upon the closing of the transaction, the combined company is expected to maintain Allergan’s Irish legal domicile. Pfizer plc will have its global operational headquarters in New York and its principal executive offices in Ireland.

Pfizer’s innovative businesses will be significantly enhanced by the addition of a growing revenue stream from Allergan’s durable and innovative flagship brands in desirable therapeutic areas such as Aesthetics and Dermatology, Eye Care, Gastrointestinal, Neuroscience and Urology. The combined company will benefit from a broader innovative portfolio of leading medicines in key categories and a platform for sustainable growth with diversified payer groups. With the addition of Allergan, Pfizer will enhance its R&D capabilities in both new molecular entities and product line extensions. A combined pipeline of more than 100 mid-to-late stage programs in development and greater resources to invest in R&D and manufacturing is expected to sustain the growth of the innovative business over the long term. Through product approvals, launches and inline performance the combined company aspires to be a leader in growth.

The combination of Pfizer and Allergan will significantly increase the scale of Pfizer’s established business, and their complementary capabilities will maximize the combined established portfolio. The addition of Allergan’s Women’s Health and Anti-Infectives portfolio will add depth to Pfizer’s established business, and Pfizer will expand the reach of Allergan’s established portfolio using its existing commercial capabilities, infrastructure and global scale. In addition, Allergan brings topical formulation, manufacturing and its Anda distribution capabilities to the combined company.

As a result of the combination with Allergan and subsequent integration of the two companies, Pfizer now expects to make a decision about a potential separation of the combined company’s innovative and established businesses by no later than the end of 2018.

Financial Highlights

Pfizer anticipates the transaction will deliver more than $2 billion in operational synergies over the first three years after closing. Pfizer anticipates that the combined company will have a pro forma Adjusted Effective Tax Rate1 of approximately 17%-18% by the first full year after the closing of the transaction. The transaction is expected to be neutral to Pfizer’s Adjusted Diluted EPS1 in 2017, modestly accretive beginning in calendar year 2018, more than 10% accretive in 2019 with high-teens percentage accretion in 2020. These expectations include the impact of expected share repurchases following the transaction. The combined company is expected to generate annual operating cash flow in excess of $25 billion beginning in 2018.

The transaction is not expected to have an impact on Pfizer’s existing dividend level on a per share basis. It is expected that the combined company will use its combined cash flow to continue to support an attractive dividend policy, targeting a payout ratio of approximately 50% of Adjusted Diluted EPS.1

Independent of the transaction and consistent with 2015, Pfizer anticipates executing an approximately $5 billion accelerated share repurchase program in the first half of 2016. Pfizer has approximately $5.4 billion remaining under its previously announced repurchase authorization.

Transaction Details

The completion of the transaction, which is expected in the second half of 2016, is subject to certain conditions, including receipt of regulatory approval in certain jurisdictions, including the United States and European Union, the receipt of necessary approvals from both Pfizer and Allergan shareholders, and the completion of Allergan’s pending divestiture of its generics business to Teva Pharmaceuticals Ltd., which Allergan expects will close in the first quarter of 2016.

Pursuant to the terms of the merger agreement, the Allergan parent company will be the parent company of the combined group. A wholly owned subsidiary of Allergan will be merged with and into Pfizer, and subject to receipt of shareholder approval, the Allergan parent company will be renamed “Pfizer plc” after the closing of the transaction. Immediately prior to the merger, Allergan will effect an 11.3-for-one share split so that each Allergan shareholder will receive 11.3 shares of the combined company for each of their Allergan shares, and the Pfizer stockholders will receive one share of the combined company for each of their Pfizer shares. Pfizer’s U.S. stockholders will recognize a taxable gain, but not a loss, for U.S. federal income tax purposes. The transaction is expected to be tax-free for U.S. federal income tax purposes to Allergan shareholders.

Pfizer stockholders will have the opportunity to elect to receive cash instead of stock of the combined company for some or all of their Pfizer shares, provided that the aggregate amount of cash to be paid in the merger will not be less than $6 billion or greater than $12 billion. In the event that the aggregate cash to be paid in the merger would otherwise be less than $6 billion or greater than $12 billion, then the stock and cash elections will be subject to proration.

Following the transaction, and assuming that all $12 billion of cash is paid in the merger, it is expected that former Pfizer stockholders will hold approximately 56% of the combined company and Allergan shareholders will own approximately 44% of the combined company on a fully diluted basis.

Governance and Leadership

Pfizer plc’s board is expected to have 15 directors, consisting of all of Pfizer’s 11 current directors and 4 current directors of Allergan. The directors from Allergan will be Paul Bisaro, Allergan’s current Executive Chairman, Brent Saunders, Allergan’s current Chief Executive Officer (CEO), and two other directors from Allergan to be selected at a later date. Ian Read, Pfizer’s Chairman and CEO, will serve as Chairman and CEO of the combined company. Brent Saunders will serve as President and Chief Operating Officer of the combined company. He will be responsible for the oversight of all Pfizer and Allergan’s combined commercial businesses, manufacturing and strategy functions.

Guggenheim Securities, Goldman, Sachs & Co., Centerview Partners and Moelis & Company are serving as Pfizer’s financial advisors for the transaction, with Wachtell, Lipton, Rosen & Katz, Skadden, Arps, Slate, Meagher & Flom LLP and A & L Goodbody acting as its legal advisors. J.P. Morgan and Morgan Stanley are serving as Allergan’s financial advisors for the transaction with Cleary Gottlieb Steen & Hamilton LLP, Latham & Watkins LLP and Arthur Cox acting as its legal advisors.

Conference Call

Pfizer Inc. invites investors and the general public to view and listen to a webcast of a live conference call with investment analysts at 8:30 a.m. EST on Monday, November 23, 2015.

To view and listen to the webcast visit our web site at www.Pfizer.com and click on the “Pfizer Analyst and Investor Call to Discuss Proposed Combination with Allergan” link in the For Investors section located on the lower right-hand corner of that page, or directly at https://www.webcaster4.com/Webcast/Page/748/11982. Information on accessing and pre-registering for the webcast will be available at www.Pfizer.com beginning today. Participants are advised to pre-register in advance of the conference call.

You can also listen to the conference call by dialing either (866) 246-2545 in the United States and Canada or (631) 485-4476 outside of the United States and Canada. The password is “Analyst Call”. Please join the call five minutes prior to the start time to avoid operator hold times.

About Pfizer

At Pfizer, we apply science and our global resources to bring therapies to people that extend and significantly improve their lives. We strive to set the standard for quality, safety and value in the discovery, development and manufacture of health care products. Our global portfolio includes medicines and vaccines as well as many of the world’s best-known consumer health care products. Every day, Pfizer colleagues work across developed and emerging markets to advance wellness, prevention, treatments and cures that challenge the most feared diseases of our time. Consistent with our responsibility as one of the world’s premier innovative biopharmaceutical companies, we collaborate with health care providers, governments and local communities to support and expand access to reliable, affordable health care around the world. For more than 150 years, Pfizer has worked to make a difference for all who rely on us. To learn more, please visit us at www.pfizer.com.

About Allergan

Allergan plc (NYSE: AGN), headquartered in Dublin, Ireland, is a unique, global pharmaceutical company and a leader in a new industry model – Growth Pharma. Allergan is focused on developing, manufacturing and commercializing innovative branded pharmaceuticals, high-quality generic and over-the-counter medicines and biologic products for patients around the world.

Allergan markets a portfolio of best-in-class products that provide valuable treatments for the central nervous system, eye care, medical aesthetics, gastroenterology, women’s health, urology, cardiovascular and anti-infective therapeutic categories, and operates the world’s third-largest global generics business, providing patients around the globe with increased access to affordable, high-quality medicines. Allergan is an industry leader in research and development, with one of the broadest development pipelines in the pharmaceutical industry and a leading position in the submission of generic product applications globally.

With commercial operations in approximately 100 countries, Allergan is committed to working with physicians, healthcare providers and patients to deliver innovative and meaningful treatments that help people around the world live longer, healthier lives.

For more information, visit Allergan’s website at www.allergan.com

NO OFFER OR SOLICITATION

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

This communication is not intended to be and is not a prospectus for the purposes of Part 23 of the Companies Act 2014 of Ireland (the “2014 Act”), Prospectus (Directive 2003/71/EC) Regulations 2005 (S.I. No. 324 of 2005) of Ireland (as amended from time to time) or the Prospectus Rules issued by the Central Bank of Ireland pursuant to section 1363 of the 2014 Act, and the Central Bank of Ireland (“CBI”) has not approved this communication.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

In connection with the proposed transaction between Pfizer Inc. (“Pfizer”) and Allergan plc (“Allergan”), Allergan will file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that will include a Joint Proxy Statement of Pfizer and Allergan that also constitutes a Prospectus of Allergan (the “Joint Proxy Statement/Prospectus”). Pfizer and Allergan plan to mail to their respective shareholders the definitive Joint Proxy Statement/Prospectus in connection with the transaction. INVESTORS AND SECURITY HOLDERS OF PFIZER AND ALLERGAN ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PFIZER, ALLERGAN, THE TRANSACTION AND RELATED MATTERS. Investors and security holders will be able to obtain free copies of the Joint Proxy Statement/Prospectus (when available) and other documents filed with the SEC by Pfizer and Allergan through the website maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of the documents filed with the SEC by Pfizer by contacting Pfizer Investor Relations at Bryan.Dunn@pfizer.com or by calling (212) 733-8917, and will be able to obtain free copies of the documents filed with the SEC by Allergan by contacting Allergan Investor Relations at investor.relations@actavis.com or by calling (862) 261-7488.

PARTICIPANTS IN THE SOLICITATION

Pfizer, Allergan and certain of their respective directors, executive officers and employees may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the respective shareholders of Pfizer and Allergan in connection with the proposed transactions, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the Joint Proxy Statement/Prospectus when it is filed with the SEC. Information regarding Pfizer’s directors and executive officers is contained in Pfizer’s proxy statement for its 2015 annual meeting of stockholders, which was filed with the SEC on March 12, 2015, and certain of Pfizer’s Current Reports on Form 8-K. Information regarding Allergan’s directors and executive officers is contained in Allergan’s proxy statement for its 2015 annual meeting of shareholders, which was filed with the SEC on April 24, 2015, and certain of Allergan’s Current Reports on Form 8-K.

Pfizer Cautionary Statement Regarding Forward-Looking Statements

This communication contains certain forward-looking statements with respect to the proposed transaction between Pfizer and Allergan. These forward-looking statements can be identified by the fact that they do not relate only to historical or current facts. Forward-looking statements often use future dates or words such as “anticipate”, “target”, “possible”, potential”, “predict”, “project”, “forecast”, “outlook”, “guidance”, “expect”, “estimate”, “intend”, “plan”, “goal”, “believe”, “hope”, “aim”, “continue”, “will”, “may”, “might”, “would”, “could” or “should” or other words, phrases or expressions of similar meaning or the negative thereof. Such forward-looking statements include, but are not limited to, statements about the benefits of the proposed transaction, including anticipated future financial and operating results, synergies, accretion and growth rates, Pfizer’s, Allergan’s and the combined company’s plans, objectives, expectations and intentions, plans relating to share repurchases and dividends and the expected timing of completion of the transaction. There are several factors which could cause actual plans and results to differ materially from those expressed or implied in forward-looking statements. Such factors include, but are not limited to, the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction) and shareholder approvals or to satisfy any of the other conditions to the transaction on a timely basis or at all, the occurrence of events that may give rise to a right of one or both of the parties to terminate the merger agreement, adverse effects on the market price of Pfizer’s common stock and on Pfizer’s operating results because of a failure to complete the transaction in the anticipated time frame or at all, failure to realize the expected benefits and synergies of the transaction, restructuring in connection with the transaction and subsequent integration of Pfizer and Allergan, negative effects of the announcement or the consummation of the transaction on the market price of Pfizer’s common stock and on Pfizer’s operating results, risks relating to the value of the Allergan shares to be issued in the transaction, significant transaction costs and/or unknown liabilities, the risk of litigation and/or regulatory actions, the loss of key senior management or scientific staff, general economic and business conditions that affect the companies following the transaction, changes in global, political, economic, business, competitive, market and regulatory forces, future exchange and interest rates, changes in tax and other laws, regulations, rates and policies, future business combinations or disposals, competitive developments and the uncertainties inherent in research and development. By their nature, forward-looking statements involve known and unknown risks and uncertainties because they relate to events and depend on circumstances that will occur in the future. The factors described in the context of such forward-looking statements in this communication could cause Pfizer’s plans with respect to Allergan, actual results, performance or achievements, industry results and developments to differ materially from those expressed in or implied by such forward-looking statements. Persons reading this communication are cautioned not to place undue reliance on these forward-looking statements which speak only as at the date of this communication. Pfizer assumes no obligation to update or revise the information contained in this communication (whether as a result of new information, future events or otherwise), except as required by applicable law. A further description of risks and uncertainties can be found in Pfizer’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014 and in its subsequent reports on Form 10-Q, including in the sections thereof captioned “Risk Factors” and “Forward-Looking Information and Factors That May Affect Future Results”, as well as in its subsequent reports on Form 8-K, all of which are filed with the SEC and available at www.sec.gov and www.pfizer.com.

Allergan Cautionary Statement Regarding Forward-Looking Statements

Statements contained in this communication that refer to Allergan’s anticipated future events, estimated or anticipated future results, or other non-historical facts are forward-looking statements that reflect Allergan’s current perspective of existing trends and information as of the date of this communication. Forward looking statements generally will be accompanied by words such as such as “anticipate”, “target”, “possible”, potential”, “predict”, “project”, “forecast”, “outlook”, “guidance”, “expect”, “estimate”, “intend”, “plan”, “goal”, “believe”, “hope”, “aim”, “continue”, “will”, “may”, “might”, “would”, “could” or “should” or other similar words, phrases or expressions or the negatives thereof. Such forward-looking statements include, but are not limited to, statements about the benefits of the proposed transaction, including future financial and operating results and synergies, Pfizer’s, Allergan’s and the combined company’s plans, objectives, expectations and intentions and the expected timing of completion of the transaction. It is important to note that Allergan’s goals and expectations are not predictions of actual performance. Actual results may differ materially from Allergan’s current expectations depending upon a number of factors affecting Allergan’s business, Pfizer’s business and risks associated with business combination transactions. These factors include, among others, the inherent uncertainty associated with financial projections; restructuring in connection with, and successful closing of, the proposed transaction; subsequent integration of the Pfizer and Allergan and the ability to recognize the anticipated synergies and benefits of the proposed transaction; the ability to obtain required regulatory approvals for the transaction (including the approval of antitrust authorities necessary to complete the transaction), the timing of obtaining such approvals and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction; the ability to obtain the requisite Pfizer and Allergan shareholder approvals; the risk that a condition to closing of the proposed transaction may not be satisfied on a timely basis or at all; the failure of the proposed transaction to close for any other reason; risks relating to the value of the Allergan shares to be issued in the transaction; the anticipated size of the markets and continued demand for Pfizer’s and Allergan’s products; the difficulty of predicting the timing or outcome of FDA approvals or actions, if any; the impact of competitive products and pricing; market acceptance of and continued demand for Allergan’s and Pfizer’s products; difficulties or delays in manufacturing; the risks of fluctuations in foreign currency exchange rates; the risks and uncertainties normally incident to the pharmaceutical industry, including product liability claims and the availability of product liability insurance on reasonable terms; the difficulty of predicting the timing or outcome of pending or future litigation or government investigations; periodic dependence on a small number of products for a material source of net revenue or income; variability of trade buying patterns; changes in generally accepted accounting principles; risks that the carrying values of assets may be negatively impacted by future events and circumstances; the timing and success of product launches; costs and efforts to defend or enforce intellectual property rights; the availability and pricing of third party sourced products and materials; successful compliance with governmental regulations applicable to Allergan’s and Pfizer’s facilities, products and/or businesses; changes in the laws and regulations affecting, among other things, pricing and reimbursement of pharmaceutical products; risks associated with tax liabilities, or changes in U.S. federal or international tax laws or interpretations to which they are subject, including the risk that the Internal Revenue Service disagrees that Allergan is a foreign corporation for U.S. federal tax purposes; the loss of key senior management or scientific staff; and such other risks and uncertainties detailed in Allergan’s periodic public filings with the Securities and Exchange Commission, including but not limited to Allergan’s Annual Report on Form 10-K for the year ended December 31, 2014, Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2015, Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2015, and from time to time in Allergan’s other investor communications. Except as expressly required by law, Allergan disclaims any intent or obligation to update these forward-looking statements.

Applicability of the Irish Takeover Rules

As the transaction constitutes a “reverse takeover transaction” for the purposes of the Irish Takeover Panel Act, 1997, Takeover Rules, 2013, (the “Irish Takeover Rules”), Allergan is no longer in an offer period and therefore Rule 8 of the Irish Takeover Rules does not apply to the transaction from the date of this announcement and therefore there is no longer a requirement to make dealing disclosures pursuant to Rule 8.

Statement Required by the Irish Takeover Rules

The directors of Pfizer accept responsibility for the information contained in this communication other than that relating to Allergan and the Allergan group of companies and the directors of Allergan and members of their immediate families, related trusts and persons connected with them. To the best of the knowledge and belief of the directors of Pfizer (who have taken all reasonable care to ensure that such is the case), the information contained in this communication for which they accept responsibility is in accordance with the facts and does not omit anything likely to affect the import of such information.

The directors of Allergan accept responsibility for the information contained in this communication relating to Allergan and the directors of Allergan and members of their immediate families, related trusts and persons connected with them. To the best of the knowledge and belief of the directors of Allergan (who have taken all reasonable care to ensure such is the case), the information contained in this communication for which they accept responsibility is in accordance with the facts and does not omit anything likely to affect the import of such information.

Goldman Sachs International, which is authorised by the Prudential Regulation Authority and regulated by the Financial Conduct Authority and the Prudential Regulation Authority in the United Kingdom, and its affiliate, Goldman, Sachs & Co, are acting as joint financial adviser to Pfizer and no one else in connection with the proposed transaction. In connection with the proposed transaction, Goldman Sachs International and Goldman, Sachs & Co, their affiliates and their respective partners, directors, officers, employees and agents will not regard any other person as their client, nor will they be responsible to anyone other than Pfizer for providing the protections afforded to their clients or for giving advice in connection with the proposed transaction or any other matter referred to in this announcement.

Guggenheim Securities, LLC is a broker dealer registered with the United States Securities and Exchange Commission and is acting as financial advisor to Pfizer and no one else in connection with the proposed transaction. In connection with the proposed transaction, Guggenheim Securities, LLC, its affiliates and related entities and its and their respective partners, directors, officers, employees and agents will not regard any other person as their client, nor will they be responsible to anyone other than Pfizer for providing the protections afforded to their clients or for giving advice in connection with the proposed transaction or any other matter referred to in this announcement.

J.P. Morgan Limited (which conducts its UK investment banking business as J.P. Morgan Cazenove) (“J.P. Morgan”), which is authorised and regulated in the United Kingdom by the Financial Conduct Authority, is acting as financial adviser exclusively for Allergan and no one else in connection with the matters set out in this announcement and will not regard any other person as its client in relation to the matters in this announcement and will not be responsible to anyone other than Allergan for providing the protections afforded to clients of J.P. Morgan or its affiliates, nor for providing advice in relation to any matter referred to herein.

Morgan Stanley & Co. LLC acting through its affiliate, Morgan Stanley & Co. International plc, is financial advisor to Allergan and no one else in connection with the matters referred to in this announcement. In connection with such matters, Morgan Stanley & Co. LLC, Morgan Stanley & Co. International plc, each of their affiliates and each of their and their affiliates’ respective directors, officers, employees and agents will not regard any other person as their client, nor will they be responsible to any other person other than Allergan for providing the protections afforded to their clients or for providing advice in connection with the contents of this announcement or any other matter referred to herein.

NOT FOR RELEASE, PUBLICATION OR DISTRIBUTION, IN WHOLE OR IN PART, IN, INTO OR FROM ANY JURISDICTION WHERE TO DO SO WOULD CONSTITUTE A VIOLATION OF THE RELEVANT LAWS OR REGULATIONS OF SUCH JURISDICTION.

[1]	Adjusted income and its components and adjusted diluted EPS are defined as U.S. GAAP reported net income and its components and U.S. GAAP reported diluted EPS excluding purchase accounting adjustments, acquisition-related costs, discontinued operations and certain significant items. Pfizer believes that investors’ understanding of its performance is enhanced by disclosing this measure. The Adjusted income and its components and adjusted diluted EPS measures are not, and should not be viewed as, substitutes for U.S. GAAP net income and its components and diluted EPS.
[2]	Expectations include the impact of expected share repurchases following the transaction.

For more information please go to www.premierbiopharmaleader.com.

Pfizer Contacts:

Investors

Ryan Crowe

212-733-8160

Bryan Dunn

212-733-8917

Media

Joan Campion

212-733-2798

Andrew Topen

212-733-1338

Allergan Contacts:

Investors:

Lisa DeFrancesco

(862) 261-7152

Media:

Mark Marmur

(862) 261-7558